As filed with the Securities and Exchange Commission on April 23, 2002

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 17, 2002

NORTH COUNTRY FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan	0-20167	38-2062816
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3530 North Country Drive
Traverse City, Michigan		49684
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (231) 929-5600

Item 5.    Other Events and Regulation FD Disclosure.

            On April 17, 2002 North Country Financial Corporation issued a press release announcing first quarter dividends and earnings. On April 18, 2002 North Country Financial Corporation issued a press release announcing the election of Sherry Littlejohn as the new CEO. Copies of the April 17, 2002 and April 18, 2002 press releases are attached as exhibits to this report and are incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

            (c)      Exhibits

Exhibit No.	Description
99.1	Press Release, Dated April 17, 2002
99.2	Press Release, Dated April 18, 2002

SIGNATURE

            Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTH COUNTRY FINANCIAL CORPORATION

By: /s/ Gary Klein
Gary Klein
Chief Financial Officer

Date: April 23, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, Dated April 17, 2002
99.2	Press Release, Dated April 18, 2002